Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Peregrine Industries, Inc. (the “Company”) on Form 10-QSB for the period ended December 31, 2004 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Ivo Heiden, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ivo Heiden

Ivo Heiden
CFO and Director
Dated: May 3, 2005

A signed original of this written statement required by Section 906 has been provided to Peregrine Industries, Inc. and will be retained by Peregrine Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.